UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 15, 2005
                                                --------------------------------




       Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant")
        (as depositor for the Bear Stearns Commercial Mortgage Securities
  Trust 2005-TOP18 to be formed pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 relating to the Bear Stearns Commercial
      Mortgage Securities Trust 2005-TOP18 Commercial Mortgage Pass-Through
                        Certificates, Series 2005-TOP18)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              333-120522                 13-3411414
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

383 Madison Avenue                                                10179
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (212) 272-2000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Attached as an exhibit are Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Company's proposed offering of certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, Commercial Mortgage Pass-Through Certificates, Series 2005-TOP18 (such classes, the "Offered Certificates").

      The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-120522) (the "Registration Statement"). The Registrant hereby incorporates the attached Computational Materials by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

      Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Computational Materials prepared by the Underwriters in connection with certain classes of the Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-TOP18.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEAR STEARNS COMMERCIAL MORTGAGE
                                   SECURITIES INC.



      April 18, 2005
      --------------
                                   By:  /s/ Richard A. Ruffer
                                      ----------------------------------------
                                      Name:  Richard A. Ruffer
                                      Title: Vice President

                             INDEX TO EXHIBITS
                             -----------------



                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

99.1              Computational Materials                         (E)
                  prepared by the Underwriters
                  in connection with certain
                  classes of the Bear Stearns
                  Commercial Mortgage
                  Securities Trust 2005-TOP18,
                  Commercial Mortgage
                  Pass-Through Certificates,
                  Series 2005-TOP18.